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                                                                    EXHIBIT 23.6

The Board of Directors
Kroll Holdings, Inc.:

     We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                                       /s/ KPMG Peat Marwick LLP

New York, New York

November 5, 1997